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                                                                    EXHIBIT 99.1

  STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL
   OFFICER REGARDING FACT AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, Stanley M. Bergman, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Henry Schein, Inc., and, except as corrected or supplemented in a subsequent covered report:

      o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

      o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

      o the Annual Report on Form 10-K for the Fiscal Year Ended December 29, 2001 of Henry Schein, Inc.;

      o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Henry Schein, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

      o     any amendments to the foregoing.


/s/ STANLEY M. BERGMAN
------------------------------------------
Name:  Stanley M. Bergman                        Subscribed and sworn to
Title: Chairman, Chief Executive Officer         before me this 13th day of
       and President                             August 2002


                                                 /s/ Michael Ettinger
                                                 -------------------------------
                                                 Notary Public
                                                 My Commission Expires:
                                                 12/12/02